  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 7, 1994

                                                  REGISTRATION NO. 33-55505

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                           CORESTATES FINANCIAL CORP
            (EXACT NAMES OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     PENNSYLVANIA                    6711                  23-1899716
   (STATE OR OTHER            (PRIMARY STANDARD             (I.R.S.
   JURISDICTION OF                INDUSTRIAL      EMPLOYERIDENTIFICATION NO.)
   INCORPORATION OR          CLASSIFICATION NO.)
    ORGANIZATION)

                      PHILADELPHIA NATIONAL BANK BUILDING
                           BROAD AND CHESTNUT STREETS
                             PHILADELPHIA, PA 19107
                                 (215) 973-5680
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                                DAVID T. WALKER
                              DEPUTY CHIEF COUNSEL
                           CORESTATES FINANCIAL CORP
                                 F.C. 1-1-17-1
                                 P.O. BOX 7618
                     PHILADELPHIA, PENNSYLVANIA 19101-6187
                                  215-973-5680
            (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:
      L. GARRETT DUTTON, JR., ESQ.               RONALD GOLDSTEIN, ESQ.
       PEPPER, HAMILTON & SCHEETZ                   GENERAL COUNSEL
         3000 TWO LOGAN SQUARE                  GERMANTOWN SAVINGS BANK
      PHILADELPHIA, PA 19103-2799                  ONE BELMONT AVENUE
             (215) 981-4041                    BALA CYNWYD, PA 19004-1646
                                                     (610) 660-8459

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after effective date of this Registration Statement and upon consummation of the merger of Germantown Savings Bank ("GSB") with and into a subsidiary of the Registrant as described herein (the "Merger").

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  THIS REGISTRATION STATEMENT ALSO RELATES TO AN INDETERMINATE NUMBER OF SHARES OF CORESTATES FINANCIAL CORP COMMON STOCK, $1.00 PAR VALUE, THAT MAY BE ISSUED UPON STOCK SPLITS, STOCK DIVIDENDS, OR SIMILAR TRANSACTIONS IN ACCORDANCE WITH RULE 416.


  REGISTRANT FILES THIS AMENDMENT NO. 1 TO FORM S-4 REGISTRATION STATEMENT SOLELY FOR THE PURPOSE OF FILING EXHIBITS 8, 23(E) AND 99(A) TO THE REGISTRATION STATEMENT.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    2(a) --Agreement and Plan of Merger, as amended, dated as of the 7th of
           March, 1994, is Annex A to the Proxy Statement-Prospectus included in
           Part I and is incorporated herein by reference.
    2(b) --Agreement to Merge dated    , 1994, is Annex B to the Proxy
           Statement-Prospectus included in Part I and is incorporated herein by reference.
    3(a) --The rights of the holders of CoreStates Financial Corp Common Stock are contained in the Articles of Incorporation of CoreStates
           Financial Corp as amended through May 3, 1993, filed as Exhibit 3(a)
           to the CoreStates Financial Corp Current Report on Form 8-K dated
           October 21, 1993 and incorporated herein by reference.
    3(b) --Bylaws of CoreStates Financial Corp as amended through April 20,
           1993, filed as Exhibit 3(b) to the CoreStates Financial Corp Current
           Report on Form 8-K dated October 21, 1993, and incorporated herein by reference.
 ** 5    --Opinion with consent of David J. Martin regarding legality of securities being registered
  * 8    --Opinion with consent of Pepper, Hamilton & Scheetz regarding certain tax matters.
   12(a) --CoreStates Financial Corp and Subsidiaries Computation of Ratio of
           Earnings From Continuing Operations to Fixed Charges of Continuing
           Operations filed as Exhibit 12.1 to the Report on Form 10-Q for the quarter ended June 30, 1994 and incorporated herein by reference.
   12(b) --CoreStates Financial Corp Computation of Ratio of Earnings to Fixed
           Charges Combined CoreStates (Parent Company) and CoreStates Capital
           filed as Exhibit 12.2 to the Report on Form 10-Q for the quarter ended June 30, 1994 and incorporated herein by reference.
 **23(a) --Consent of Ernst & Young LLP with respect to CoreStates Financial
           Corp.
 **23(b) --Consent of KPMG Peat Marwick LLP with respect to Constellation
           Bancorp.
 **23(c) --Consent of Coopers & Lybrand LLP with respect to Independence
           Bancorp, Inc. & Germantown Savings Bank.
 **23(d) --Consent of Deloitte & Touche LLP with respect to Germantown Savings
           Bank.
  *23(e) --Consent of Alex. Brown & Sons Inc.
 **24    --Powers of Attorney.
  *99(a) --Draft Proxy Card.
   99(b) --Stock Option Agreement dated as of the 7th of March, 1994, is Annex
           C to the Proxy Statement-Prospectus included in Part I and is incorporated herein by reference.
   99(c) --Opinion of Alex. Brown & Sons Inc. is Annex D to the Proxy
           Statement-Prospectus included in Part I and is incorporated herein by reference.
   99(d) --GSB Annual Report filed with the FDIC on Form F-2 for the year ended
           December 31, 1993 (which includes portions of the 1993 Annual Report to Shareholders) is Annex F to the Proxy Statement-Prospectus
           included in Part I and is incorporated herein by reference.
 **99(e) --GSB Current Report filed with the FDIC on Form F-3 dated March 10,
           1994.
 **99(f) --GSB Current Report filed with the FDIC on Form F-3 dated August 1,
           1994.
 **99(g) --GSB Quarterly Report filed with the FDIC on Form F-4 for the quarter ended March 31, 1994.
   99(h) --GSB Quarterly Report filed with the FDIC on Form F-4 for the quarter ended June 30, 1994 is Annex G to the Proxy Statement-Prospectus
           included in Part I and is incorporated herein by reference.

- --------

 * Filed herewith.

** Previously filed.

                                   SIGNATURES

                           CORESTATES FINANCIAL CORP

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, CORESTATES FINANCIAL CORP HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA, ON OCTOBER 7, 1994.

                                          CORESTATES FINANCIAL CORP

                                             /s/ Terrence A. Larsen
                                          By: _________________________________
                                            TERRENCE A. LARSEN
                                            CHAIRMAN OF THE BOARD, PRESIDENT
                                            AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                    CAPACITY                  DATE
             ----------                    --------                  ----
             *                       Director, Chairman of     October 7, 1994
- ---------------------------------     the Board, President
     TERRENCE A. LARSEN               and Chief Executive
                                      Officer (principal
                                      executive officer)

    /s/ David C. Carney              Chief Financial           October 7, 1994
- ---------------------------------     Officer (principal
      DAVID C. CARNEY                 financial officer)

             *                       Executive Vice            October 7, 1994
- ---------------------------------     President (principal
      ALBERT W. MANDIA                accounting officer)

             *                       Director                  October 7, 1994
- ---------------------------------
      GEORGE A. BUTLER

             *                       Director                  October 7, 1994
- ---------------------------------
     ROBERT H. CAMPBELL

             *                       Director                  October 7, 1994
- ---------------------------------
      NELSON G. HARRIS


           SIGNATURES                      CAPACITY                  DATE
           ----------                      --------                  ----

             *                       Director                  October 7, 1994
- ---------------------------------
     CARLTON E. HUGHES

             *                       Director                  October 7, 1994
- ---------------------------------
     SHIRLEY A. JACKSON

             *                       Director                  October 7, 1994
- ---------------------------------
      ERNEST E. JONES

             *                       Director                  October 7, 1994
- ---------------------------------
       HERBERT LOTMAN

             *                       Director                  October 7, 1994
- ---------------------------------
     PATRICIA A. MCFATE

             *                       Director                  October 7, 1994
- ---------------------------------
       JOHN A. MILLER

             *                       Director                  October 7, 1994
- ---------------------------------
     MARLIN MILLER, JR.

             *                       Director                  October 7, 1994
- ---------------------------------
    STEPHANIE W. NAIDOFF

             *                       Director                  October 7, 1994
- ---------------------------------
  SEYMOUR S. PRESTON, III

             *                       Director                  October 7, 1994
- ---------------------------------
     JAMES M. SEABROOK

             SIGNATURES                    CAPACITY                  DATE
             ----------                    --------                  ----

             *                       Director                  October 7, 1994
- ---------------------------------
     J. LAWRENCE SHANE

             *                       Director                  October 7, 1994
- ---------------------------------
      RAYMOND W. SMITH

             *                       Director                  October 7, 1994
- ---------------------------------
     HAROLD A. SORGENTI


- ---------------------------------    Director
    PETER S. STRAWBRIDGE

* By: /s/ David C. Carney
  -----------------------------

      ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT NO.                         DESCRIPTION                           PAGE
 -----------                         -----------                           ----
     2(a)    Agreement and Plan of Merger, as amended, dated as of the
              7th of March, 1994, is Annex A to the Proxy Statement-
              Prospectus included in Part I and is incorporated herein
              by reference
     2(b)    Agreement to Merge dated    , 1994, is Annex B to the Proxy
              Statement-Prospectus included in Part I and is
              incorporated herein by reference
     3(a)    The rights of the holders of CoreStates Financial Corp
              Common Stock are contained in the Articles of
              Incorporation of CoreStates Financial Corp as amended
              through May 3, 1993, filed as Exhibit 3(a) to the
              CoreStates Financial Corp Current Report on Form
              8-K dated October 21, 1993 and incorporated herein by
              reference
     3(b)    Bylaws of CoreStates Financial Corp as amended through
              April 20, 1993, filed as Exhibit 3(b) to the CoreStates
              Financial Corp Current Report on Form 8-K dated October
              21, 1993, and incorporated herein by reference
   **5       Opinion with consent of David J. Martin regarding legality of securities being registered
    *8       Opinion with consent of Pepper, Hamilton & Scheetz
              regarding certain tax matters
    12(a)    CoreStates Financial Corp and Subsidiaries Computation of
              Ratio of Earnings From Continuing Operations to Fixed
              Charges of Continuing Operations filed as Exhibit 12.1 to
              the Report on Form 10-Q for the quarter ended June 30,
              1994 and incorporated herein by reference
    12(b)    CoreStates Financial Corp Computation of Ratio of Earnings
              to Fixed Charges Combined CoreStates (Parent Company) and
              CoreStates Capital filed as Exhibit 12.2 to the Report on
              Form 10-Q for the quarter ended June 30, 1994 and
              incorporated herein by reference
  **23(a)    Consent of Ernst & Young LLP with respect to CoreStates
              Financial Corp.
  **23(b)    Consent of KPMG Peat Marwick LLP with respect to
              Constellation Bancorp
  **23(c)    Consent of Coopers & Lybrand LLP with respect to
              Independence Bancorp, Inc and Germantown Savings Bank
  **23(d)    Consent of Deloitte & Touche LLP with respect to Germantown
              Savings Bank
   *23(e)    Consent of Alex. Brown & Sons Inc.
  **24       Powers of Attorney
   *99(a)    Draft Proxy Card
    99(b)    Stock Option Agreement dated as of the 7th of March, 1994, is Annex C to the Proxy Statement-Prospectus included in
              Part I and is incorporated herein by reference
    99(c)    Opinion of Alex. Brown & Sons Inc. is Annex D to the Proxy
              Statement-Prospectus included in Part I and is
              incorporated herein by reference
    99(d)    GSB Annual Report filed with the FDIC on Form F-2 for the
              year ended December 31, 1993 (which includes the 1993
              Annual Report to Shareholders) is Annex F to the Proxy
              Statement-Prospectus included in Part I and is
              incorporated herein by reference
  **99(e)    GSB Current Report filed with the FDIC on Form F-3 dated
              March 10, 1994
  **99(f)    GSB Current Report filed with the FDIC on Form F-3 dated
              August 1, 1994
  **99(g)    GSB Quarterly Report filed with the FDIC on Form F-4 for
              the quarter ended March 31, 1994
    99(h)    GSB Quarterly Report filed with the FDIC on Form F-4 for
              the quarter ended June 30, 1994 is Annex G to the Proxy
              Statement-Prospectus included in Part I and is
              incorporated herein by reference

- --------

 * Filed herewith.

** Previously filed.